                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  -----------

                                  FORM 8-K/A


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)        November 25, 1996
                                                 -----------------------------



                         Mafco Consolidated Group Inc.
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             (Exact Name of Registrant as Specified in its Charter)


Delaware                         1-11240                         02-0424104
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(State or Other                (Commission                     (IRS Employer
 Jurisdiction of                File Number)                Identification No.)
 Incorporation)

35 East 62nd Street, New York, New York                         10021
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code       (212) 572-8600
                                                  ------------------------------


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

The following items are hereby amended in their entirety:

Item 7.           Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Pro Forma Financial Information

         The unaudited pro forma condensed statements of operations for the year ended December 31, 1995 and the nine month period ended September 30, 1996 give pro forma effect to the Flavors Disposition, the dividend by Flavors of $5.4 million to Mafco prior to the Flavors Disposition and the distribution of the VSRs to PCT's shareholders (collectively the "Transactions"), assuming that the Transactions had been consummated on January 1, 1995, and the unaudited pro forma condensed balance sheet as of September 30, 1996, gives pro forma effect to the Transactions, assuming that the Transactions had been consummated on September 30, 1996. The pro forma adjustments are based upon available information and certain assumptions that the management of Mafco believes are reasonable. The pro forma financial data do not purport to represent the results of operations or the financial position of Mafco that actually would have occurred had the Transactions been consummated on the aforesaid dates, or project the results of operations or financial position of Mafco and its subsidiaries for any future date or period.

                MAFCO CONSOLIDATED GROUP INC. AND SUBSIDIARIES
                       PROFORMA CONDENSED BALANCE SHEET
                              SEPTEMBER 30, 1996
                             (Dollars in millions)
                                  (Unaudited)


                                                                                 Flavors
                                                                    Company      Holdings        Pro Forma       Company
                                 ASSETS                           Historical    Historical      Adjustments      Pro Forma
                                                                  ----------    ----------      -----------     ----------
Current assets:
   Cash, cash equivalents and marketable securities                $  244.6       $   (9.9)      $    5.4(1)    $  412.8
                                                                                                    172.7(2)

   Notes and trade receivables, net                                    31.3          (12.1)           3.7(2)        22.9
   Inventories                                                         91.0          (43.9)          --             47.1
   Prepaid expenses and other                                          23.8           (1.3)          --             22.5
                                                                     ------         ------         ------         ------
      Total current assets                                            390.7          (67.2)         181.8          505.3

Property, plant and equipment, net                                     48.0          (10.5)           --            37.5
Pension asset                                                          62.5            --             --            62.5
Investment in PCT preferred and common stock                           73.5            --           (49.6)(3)       23.9
Trademarks, net                                                        31.4            --             --            31.4
Intangible assets related to businesses acquired, net                  61.4           (1.4)           --            60.0
Other assets                                                           62.2           (4.5)           3.5(2)        61.2
                                                                     ------         ------         ------         ------
                                                                   $  729.7       $  (83.6)      $  135.7       $  781.8
                                                                     ======         ======         ======         ======


                  LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Current portion of long term debt and short-term borrowings     $   11.2       $  (11.2)      $    --        $    --
   Accounts payable                                                    14.7           (4.4)           --            10.3
   Accrued expenses and other                                          63.8           (9.1)          43.5(4)        98.2
                                                                     ------         ------         ------         ------
      Total current liabilities                                        89.7          (24.7)          43.5          108.5

Long-term debt                                                        209.9          (99.9)           --           110.0
VSR's                                                                                                22.1(2)        22.1
Other liabilities                                                     196.4           (3.1)          (8.8)(4)      184.5
Stockholders' equity:
   Common stock                                                         0.2                           --             0.2
   Additional paid-in-capital                                         167.1                           --           167.1
   Retained earnings                                                   95.0           45.4            5.4(1)(2)    219.3
                                                                                                    157.8(2)
                                                                                                    (49.6)(3)

                                                                                                    (34.7)(4)
   Currency translation adjustment                                      1.3           (1.3)           --             --
   Treasury stock at cost                                             (29.9)           --             --           (29.9)
                                                                     ------         ------         ------         ------
      Total stockholders' equity                                      233.7           44.1(2)        78.9          356.7
                                                                     ------         ------         ------         ------
                                                                   $  729.7       $  (83.6)      $  135.7       $  781.8
                                                                     ======         ======         ======         ======

                See notes to pro forma condensed balance sheet.

                MAFCO CONSOLIDATED GROUP INC. AND SUBSIDIARIES
                       PROFORMA STATEMENT OF OPERATIONS
                  NINE MONTH PERIOD ENDED SEPTEMBER 30, 1996
                   (Dollars in millions, except share data)
                                  (Unaudited)

                                                                                Flavors
                                                                 Company        Holdings    Pro Forma      Company
                                                                Historical     Historical  Adjustments    Pro Forma(3)(4)
                                                                ----------     ----------  -----------    ---------
 Net sales                                                       $  230.4        $(77.7)                  $   152.7
 Cost of sales                                                      131.9         (43.6)                       88.3
                                                                 --------       -------      ------       ---------
 Gross profit                                                        98.5         (34.1)        --             64.4

 Selling, general and administrative expenses                        40.0          (6.5)                       33.5
                                                                 --------       -------      ------       ---------
 Operating income                                                    58.5         (27.6)        --             30.9

 Interest expense                                                   (19.3)          9.4                        (9.9)
 Interest, investment and dividend income                             7.1          (0.3)                        6.8
 Amortization of deferred charges and bank fees                      (1.5)          0.9                        (0.6)
 Equity in earnings from continuing operations and preferred
       dividends of PCT                                               2.8            --         2.7(1)          5.5
 Gain on Cigar Offering                                             127.8                                     127.8
 Other income (expense), net                                         (0.8)         (0.1)                       (0.9)
                                                                 --------       -------      ------       ---------
 Income from continuing operations before income taxes              174.6         (17.7)        2.7           159.6

 Provision for income taxes                                         (59.1)          6.9        (0.2)(2)       (52.4)
                                                                 --------       -------      ------       ---------
 Income from continuing operations                               $  115.5       $ (10.8)     $  2.5       $   107.2
                                                                 ========       =======      ======       =========

Pro forma earnings per share from continuing operations                                                   $    4.61

Weighted average number of shares (in thousands)                                                             23,237

                See notes to pro forma condensed statement of operations.

                MAFCO CONSOLIDATED GROUP INC. AND SUBSIDIARIES
                       PROFORMA STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995
                   (Dollars in millions, except share data)
                                  (Unaudited)

                                                                Flavors
                                                 Company       Holdings        Pro Forma        Company
                                                Historical    Historical      Adjustments      Pro Forma(3)(4)
                                                ----------    ----------      -----------      ---------
Net sales                                        $  261.1      $ (103.2)        $    --       $  157.9
Cost of sales                                       154.0         (60.0)                          94.0
                                                 --------      --------         -------        -------
Gross profit                                        107.1         (43.2)             --           63.9

Selling, general and administrative expenses         51.4          (9.2)                          42.2
                                                 --------      --------         -------        -------
Operating income                                     55.7         (34.0)             --           21.7

Interest expense                                    (27.2)         13.5                          (13.7)
Interest, investment and dividend income              6.0          (0.5)                           5.5
Amortization of deferred charges and bank fees       (2.1)          1.1                           (1.0)
Equity in earnings from continuing operations
  and preferred dividends of PCT                      0.7            --             4.3(1)         5.0
Other income (expense), net                          (0.3)          0.1                           (0.2)
                                                 --------      --------         -------        -------
Income from continuing operations before
  income taxes                                       32.8         (19.8)            4.3           17.3

Provision for income taxes                           (9.7)          7.7            (0.3)(2)       (2.3)
                                                 --------      --------         -------        -------
Income from continuing operations                $   23.1      $  (12.1)        $   4.0        $  15.0
                                                 ========      ========         =======        =======

Pro forma earnings per share from continuing operations                                        $  0.69

Weighted average number of shares (in thousands)                                                21,794

                See notes to pro forma condensed statement of operations.

Notes to pro forma condensed balance sheet (dollars in millions)

1)       Dividend declared by Flavors to Mafco prior to the Flavors Disposition.

2) Reflects (i) the Flavors Disposition and the issuance of the VSRs, net of the distribution of the VSRs to PCT shareholders (14,717,102 VSRs issued to shareholders of PCT other than Mafco, at fair market value per VSR at the date of issuance of $1.50) for net cash proceeds of $172.7 ($180.0 less estimated transaction expenses of $7.3, including a payment of approximately $3.0 pursuant to the Company's Transaction Bonus Plan) and deferred cash payments of $7.2; (iii) the distribution of the VSRs to PCT's shareholders and (iii) the resulting pre-tax gain of $207.3, prior to the deferral of a portion of gain (see Note 3), calculated as follows:

         Net cash  proceeds                      $172.7
         Deferred cash payment                      7.2
         Less: VSR obligation                     (22.1)
                                                  ------
                                                  157.8

         Flavors stockholder's deficit             44.1
         Flavors dividend                           5.4
                                                 ------
         Pre-tax gain prior to deferral          $207.3
                                                 ======

3) Reflects the deferral of a portion of the gain, net of taxes on the Flavors Disposition, corresponding to the Company's continuing 29% equity interest in PCT following the Flavors Disposition.

4) Reflects the tax effect of the gain to the Company on the Flavors Disposition, prior to the deferral of a portion of the gain
         (see Note 3).

Notes to pro forma condensed statement of operations (dollars in millions)

1) Reflects the increase in the Company's equity in earnings from continuing operations of PCT attributable to the Flavors Disposition.

2) Reflects the tax effect, based on the utilization of a dividend exclusion deduction, of the pro forma adjustments set forth in
         Note 1.

3) Income from continuing operations assumes that the VSRs are valued at $1.50 per VSR (the estimated fair market value at the date of issuance) at the beginning and end of each period presented. Subsequently, the VSRs will be marked to the closing market price of the security at each financial statement date. As a result, income in future periods may be affected by any positive or negative mark to market adjustments.

4) The Pro Forma Statement of Operations does not give pro forma effect to the $3.0 payment made to the Company's Chief Executive Officer pursuant to the Company's Transaction Bonus Plan.

(c)      Exhibits

         2.1 Stock and VSR Purchase Agreement, dated as of October 23, 1996, by and between Mafco Consolidated Group Inc., Power Control Technologies Inc. and PCT International Holdings Inc. (incorporated by reference from Exhibit 7 of the Mafco Consolidated Group Inc.'s Schedule 13D, dated October 25, 1996, filed with respect to Power Control Technologies Inc.).

         4.1 Value Support Rights Agreement dated November 25, 1996 between Mafco Consolidated Group Inc. and American Stock Transfer & Trust Company, as the trustee (incorporated by reference from Exhibit 4.1 of Mafco Consolidated Group Inc.'s Form 8-K dated November 25, 1996).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   December 23, 1996

                                      MAFCO CONSOLIDATED GROUP INC.

                                      By:/s/Laurence Winoker
                                         ------------------------------------
                                      Name: Laurence Winoker
                                      Title:    Vice President and Controller

                                  EXHIBIT INDEX

Exhibit

  No.             Page

2.1 Stock and VSR Purchase Agreement, dated as of October 23, 1996, by and between Mafco Consolidated Group Inc., Power Control Technologies Inc. and PCT International Holdings Inc. (incorporated by reference to Exhibit 7 of the Mafco Consolidated Group Inc.'s Schedule 13D, dated October 25, 1996, filed with respect to Power Control Technologies Inc.).

4.1 Value Support Rights Agreement dated November 20, 1996 between Mafco Consolidated Group Inc. and American Stock Transfer & Trust Company, as the trustee (incorporated by reference from Exhibit 4.1 of Mafco Consolidated Group Inc.'s Form 8-K dated November 25, 1996).